UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       August 27, 2004
                                                --------------------------------



                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   000-17962               43-1461763
  ------------------------------      ------------       -----------------------
 (State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)

                4551 W. 107th Street, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement  communications   pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications   pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure

On August 27, 2004, Applebee's International provided an update on a voluntary recall of frozen beef products by Quantum Foods that included Applebee's steaks.

The health and safety of its guests is the company's first priority. Applebee's, along with many other companies, participated in a voluntary recall of Quantum beef products which began on August 21, 2004. The recall, which has been completed, was based on four reported cases of E. coli 0157:H7 in mid-July in the Denver area.

After being advised of the recall, the company immediately conducted a thorough and vigorous review of the matter. Neither the USDA nor the Colorado Department of Public Health and Environment, nor the company's investigation, identified any additional cases. The company has been assured by its supplier that an independent third-party service tested for E. coli 0157:H7 on the day subject to the product recall. The results of all 50 tests were negative, and no E coli 0157:H7 was found.

Prior to the recall, no guest had reported any such illness to the company. Not surprisingly, in today's litigious society, an out-of-state trial lawyer filed a lawsuit against the company on August 26, 2004. The company intends to vigorously defend itself against this claim.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    August 27, 2004                   By: /s/  Steven K. Lumpkin
         ---------------------                 ------------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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